Future Corporate VULSM
Corporate Flexible Premium Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-4
The date of this prospectus is May 1, 2014.
Variable life insurance is complex. This prospectus is designed to provide prospective policy owners with information about the policy that will assist them when making a decision whether or not to purchase the policy. Nationwide encourages prospective policy owners to take time to understand the policy and its potential benefits and risks. In consultation with their financial advisor, prospective policy owners should use this prospectus in conjunction with the policy and composite illustration to compare the benefits and risks of this policy against those of other life insurance policies.
The policy owner should read this entire prospectus, and the policy, and consult with a trusted financial advisor. To obtain additional information, including free copies of prospectuses for the mutual funds or a copy of the Statement of Additional Information, or to make service transaction requests, please contact Nationwide using any of the methods described in the "Contacting the Service Center" section of this prospectus.
Telephone:	1-877-351-8808 (TDD: 1-800-238-3035)
Facsimile:	1-855-677-2357
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company Nationwide Business Solutions Group One Nationwide Plaza, 1-11-401 Columbus, OH 43215-2220
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features and investment options are available or approved for use in every state. Please contact the Service Center to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy, including any material variations in the policy, such as availability of certain riders.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser's primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.

The policy includes an Enhancement Benefit which is a partial return of charges upon certain surrenders. Policies without such a benefit may have lower overall charges when compared to the policies described in this prospectus. The value of this benefit may be more than off-set by the higher overall charges associated with having such a benefit.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents (continued)

In Summary: Policy Benefits
Death Benefit
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments plus interest), less any partial surrenders, as of the Insured's date of death.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Premium Flexibility
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Investment Options
Net Premium may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-4 contains one Sub-Account for each of the underlying mutual funds offered in the policy.
Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center. Transfer requests may be subject to policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Examination Right
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Examine (and Cancel).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Change Of Insured Rider (automatically issued at no charge)
•	Additional (insurance) Protection Rider
In Summary: Policy Risks
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary based upon changes in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables and Standard Policy Charges.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. The policy owner will incur fees at the time of purchase that may more than offset any favorable Investment Experience. If it is expected that access to the policy's Cash Value will be needed in the near future, the policy should not be purchased.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy's Cash Value potentially resulting in a Lapse of insurance coverage.

Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account subject to transfer restrictions, without penalty or adjustment. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Limitations
Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund's prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center.
Risk of Policy Lapse
Cash Value can be reduced by Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Whenever Cash Value is insufficient to cover the policy's charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans and partial surrenders, subject to limitations. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Once a loan or surrender is taken, Cash Value will be reduced by the amount of the policy loan and/or the partial surrender and any associated charges.

In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the Fixed Account except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner buys the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Premium Load Charge[1]	Upon Making A Premium Payment	Maximum: 12.00% from each Premium payment
Partial Surrender Fee	Upon Partial Surrender	Maximum: the lesser of $25 or 2% of the amount surrendered
Current Charge: $0
[1]	For policies with applications dated before January 1, 2009, the maximum charge for the Premium Load Charge is 9.00%. The Premium Load Charge is intended to partially recoup costs associated with the sale of the policy as well as Premium taxes. The actual amount a taxing authority assesses may not equal the Premium taxes charged. If the actual tax liability is more or less, the charge will not be adjusted retroactively.
The maximum charge is reduced to 5.5% of each Premium payment starting with the sixth policy year (for policies with applications dated before January 1, 2009, the maximum charge is reduced to 5.5% of each Premium payment starting with the eighth policy year). Currently, the charges for policies vary according to the time of purchase, the amount of the Additional Protection Rider, and amount of annual Premium, see Premium Load Charge.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge1†	Monthly	Minimum: $0.03 per month	Maximum: $83.33 per month	Representative: $0.20 per month
Representative - For An Issue Age 40, Non-tobacco, 10th Policy Year, Base Policy Specified Amount and Rider Specified Amount of $250,000	Per $1,000 of Net Amount at Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra Charge assessed
Mortality and Expense Risk Charge[3]	Daily, Based on an Annual Effective Rate	Maximum: 0.90% of daily net assets	Current: 0.25% of daily net assets
Proportionately from Cash Value allocated to Sub-Accounts
Policy Loan Interest[4]	Annually (Accrues Daily)	Maximum: 3.50% of the outstanding policy loan
Current: 2.80% of the outstanding policy loan

Periodic Charges
Charge	When Charge Is Deducted	Amount Deducted
Administrative Charge	Monthly	Maximum: $10 per month	Current: $5 per month
Proportionately from Cash Value allocated to Sub-Accounts
Per $1,000 of Base Policy Specified Amount[5]	Monthly	Minimum: $0.01 Per $1,000 of Base Policy Specified Amount	Maximum: $0.40 Per $1,000 of Base Policy Specified Amount	Representative: $0.08 per month(2)
Proportionately From Your Chosen Variable And Fixed Investment Options
Additional (insurance) Protection Rider Cost of Insurance6†	Monthly	Minimum: $0.01 per month	Maximum: $83.33 per month	Representative: $0.10 per month
Representative - For An Issue Age 40, Non-tobacco, 10th Policy Year, Rider Specified Amount $250,000		Per $1,000 of Rider Specified Amount Proportionately from Cash Value allocated to Sub-Accounts
Additional (insurance) Protection Per $1,000 of Rider Specified Amount[7]	Monthly	Minimum: $0.01 Per $1,000 of Rider Specified Amount	Maximum: $0.40 Per $1,000 of Rider Specified Amount	Representative: $0.02 per month
Proportionately From Your Chosen Variable And Fixed Investment Options
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy's Data Pages for information about specific charges of the policy.
[1]	The Cost of Insurance Charge varies by the Insured's age; underwriting class; the number of years from the Policy Date; and the Net Amount at Risk. The charge will increase over time but will never exceed the maximum shown. For policies issued with applications dated before January 2, 2010, the Representative amount is $0.15 per month. For policies issued with applications dated before January 1, 2009, the Representative amount is $0.52 per month and the Cost of Insurance Charge varies by the Insured's age; underwriting class; the number of years from the Policy Date; and Base Policy Specified Amount.
[2]	The Flat Extra is only applicable if certain factors result in an Insured having a Substandard Rating. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge, see Cost of Insurance.
[3]	For policies issued with applications dated before January 1, 2009, the maximum guaranteed charge is 0.75% of daily net assets. Currently, the Mortality and Expense Risk charge declines over time, as follows:

Charge for policy years 1-4	Charge for policy years 5-15	Charge for policy years 16-20	Charge for policy years 21+
0.25% of daily net assets	0.20% of daily net assets	0.10% of daily net assets	0.10% of daily net assets
[4]	Currently, for polices issued on or after January 1, 2009, the effective annual interest rate charged on Indebtedness is 2.80% for the first fifteen policy years, 2.55% for policy years 16 through 30, and 2.10% thereafter. For policies issued on or after September 9, 2002, but before January 1, 2009, the current effective annual interest rate charged on Indebtedness is 3.70% for the first fifteen policy years, 3.45% for policy years 16 through 30, and 3.00% thereafter. For policies issued prior to September 9, 2002, the current effective annual interest rate charged on Indebtedness is 3.40% for the first four policy years, 3.25% for policy years five through 20, and 3.10% thereafter, see Policy Loans.
[5]	The Per $1,000 of Base Policy Specified Amount Charge is only assessed for policies with applications dated on or after January 1, 2009. The Per $1,000 of Base Policy Specified Amount Charge is only assessed on the Base Policy Specified Amount. A different charge will be applied for any Rider Specified Amount under the Additional (insurance) Protection Rider. The Per $1,000 of Specified Amount Charge varies by policy based on the length of time the policy has been In Force. The maximum charge assumes: policy years 1-20. The minimum charge assumes: policy years 21+. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges, see Per $1,000 of Base Policy Specified Amount. For policies purchased in the state of New York with applications signed on or after

January 2, 2010 only, the Maximum charge is $0.085 Per $1,000 of Base Policy Specified Amount. The Representative Per $1,000 of Base Policy Specified Amount charge is $0.08 monthly for policies with applications signed on or after January 2, 2010. For policies with applications signed before January 2, 2010 the Representative Per $1,000 of Base Policy Specified Amount charge is $0.11 monthly.
[6]	For policies issued with applications dated before January 1, 2009, the Representative amount is $0.20 per month. The Additional (insurance) Protection Rider Charge varies by the Insured's age; underwriting class; the number of years from the Policy Date; and Rider Specified Amount, see Additional (insurance) Protection Rider.
[7]	The Additional (insurance) Protection Per $1,000 of Rider Specified Amount Charge is only assessed on the Rider Specified Amount. A different charge will be applied for any Base Policy Specified Amount under the policy. The Additional (insurance) Protection Per $1,000 of Rider Specified Amount Charge varies by policy based on the length of time the policy has been In Force and the Base Policy Specified Amount. The maximum charge assumes: policy years 1-20. The minimum charge assumes: policy years 21+. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges and an example of how the Per $1,000 of Rider Specified Amount Charge is blended with the Per $1,000 of Base Policy Specified Amount Charge, see Additional (insurance) Protection Rider. For policies purchased in the state of New York with applications signed on or after January 2, 2010 only, the Maximum charge is $0.085 Per $1,000 of Base Policy Specified Amount.
The next table shows the minimum and maximum total operating expenses, as of December 31, 2013, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.29%	2.13%
Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar month but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. The effective annual rate Nationwide declares for the Fixed Account will never be less than 2%.

Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide's claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Underlying mutual funds in the separate account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.
The particular underlying mutual funds available under the policy may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy. Not all underlying mutual funds may be available in every state.
Some underlying mutual funds may assess short-term trading fees. The separate account will collect the short-term trading fee at the time of the transfer by reducing the amount transferred. All short-term trading fees collected are remitted to the underlying mutual fund, see Short-Term Trading Fees and Appendix A: Sub-Account Information.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below. For a complete list of the available Sub-Accounts, see Appendix A: Sub-Account Information. For more information on the underlying mutual funds, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Calvert Variable Products, Inc.
•	Davis Variable Account Fund, Inc.
•	Delaware VIP Trust
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	DWS Variable Series II
•	Eaton Vance Variable Trust
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Lazard Retirement Series, Inc.
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	Lord Abbett Series Fund, Inc.
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Pioneer Variable Contracts Trust
•	Putnam Variable Trust
•	Royce Capital Fund
•	T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Fixed Income Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Advantage Variable Trust
Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the New York Stock Exchange's (NYSE) close of business, normally 4:00 p.m. EST, on each day that it is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays:
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.

Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b) and then subtracting (c) where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period after taxes or tax credits; and
(c)	is a charge for Mortality and Expense Risk.
Nationwide determines the Sub-Account's Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-term Trading Fees
Currently, the available underlying mutual funds available under the policy do not assess short-term trading fees. However, Nationwide may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when the policy owner transfers out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. Nationwide will remit all such fees to the underlying mutual fund.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify policy owners that might be engaged in harmful trading practices. If Nationwide determines a policy owner is engaged in harmful trading, it may revoke a policy owner's privilege to make trades by means other than written communication ("U.S. mail restriction").
If the U.S. mail restriction is imposed, then all trade requests must be submitted via U.S. mail for a 12 month period per client request. The U.S. mail restriction may be applied if two or more "transfer events" are submitted in a 30 day period. Transfer events are calculated at the end of each Valuation Period by grouping together all transfer requests for that Valuation Period. This grouping is counted as a "transfer event," regardless of the number of Sub-Accounts involved.
For policies owned by a corporation or another entity, Nationwide's procedures include the review of aggregate entity-level transfers, not individual transfer instructions. It is Nationwide's intention to protect the interests of all policy owners; it is possible, however, for some harmful trading to go on undetected. For example, in some instances, an entity may make transfers based on the instruction of multiple parties such as employees, partners, or other affiliated persons based on those persons participation in entity sponsored programs. Nationwide does not systematically monitor the transfer instructions of these individual persons. Aggregate trades among the Sub-Accounts are monitored for frequency, pattern, and size.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide's policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account. Contact the Service Center for information regarding restrictions in effect for the Fixed Account at the time of a Premium payment or transfer request.
Transfers to and/or from the Fixed Account may be restricted as follows:
•	Transfers to and/or from may be prohibited during the first policy year
•	Only one transfer to and/or from may be permitted every 12 months
Transfers to the Fixed Account may be restricted as follows:
•	Transfers to that exceed 25% of the value allocated to the Sub-Accounts (as of the end of the prior Valuation Period) may not be permitted
•	Transfers to that would result in the Fixed Account value exceeding 30% of the total Cash Value may not be permitted.
Transfers from the Fixed Account may be restricted as follows:
•	Transfers from, of more than 25% of the Fixed Account value in any policy year (as of the end of the previous policy year), may not be permitted. On a current basis, transfers from the Fixed Account are limited during a policy year to the greater of: (a) 20% of that portion of the Cash Value attributable to the Fixed Account at the end of the prior policy year, and (b) 120% of the amount transferred from the Fixed Account during the preceding policy year.
Amounts transferred to the Fixed Account may be credited interest at different rates, see Fixed Account. Transfers from the Fixed Account will be on a last-in, first-out basis (LIFO). Any restrictions that Nationwide implements will be applied consistently and uniformly.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-877-351-8808 (TDD: 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company Nationwide Business Solutions Group One Nationwide Plaza, 1-11-401 Columbus, OH 43215-2220
•	by fax at 1-855-677-2357
•	by Internet at www.nationwide.com.
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center.
Nationwide may be required to provide information about a specific policy to government regulators. If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.

The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide's underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit and Cash Value accordingly.
To determine the adjusted Death Benefit, the Net Amount at Risk at the time of the Insured's death is multiplied by the ratio of the monthly cost of insurance applied at the true age in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death. This adjusted amount will be added to reflect the true age to the Cash Value of the policy at the Insured's death. The Cash Value will be adjusted to reflect the cost of insurance charges on the correct age from the Policy Date.
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, policy exchange rights, policy Lapse and/or reinstatement requirements, and suicide, and incontestability durations. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide's rights or requirements under the policy must be in writing and signed by Nationwide's president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account's operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide's general account and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide's claims paying ability.
In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Use of the Policy
The policy provides policy owners, such as individuals or corporations, life insurance on an Insured upon whose life the policy owner has an insurable interest. This policy may be used in connection with various types of executive and employee benefit plans. When purchased in connection with such benefit plans, the policy may qualify for non-medical underwriting, see Cost of Insurance Charge.

The policies are based upon actuarial tables that may distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of sex-distinct underwriting on any employment related insurance or benefit program before purchasing the policy.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies or ceases to exist before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate or successor-in-interest, if the policy owner is not the Insured.
Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide's approval. These rights include, but are not limited to, the following:
•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide's approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy. Nationwide will review the available Enhancement Benefit and may revise it in the event a new policy owner is named.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies or ceases to exist before the Insured, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die or cease to exist before the Insured and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Nationwide may require that the policy owner send the policy for endorsement before the change is recorded. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
To Purchase
The policy is available for Insureds between the issue ages of 18 to 79. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $50,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.

Underwriting may occur at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for is appropriate for Nationwide to assume in placing the policy. Nationwide may refuse to issue any additional policies to a policy owner who has previously been issued policies by Nationwide that have aggregate scheduled annual Premium that exceeds $15 million.
Coverage
Nationwide will issue the policy only if the underwriting process has been completed, the application is approved, and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after the minimum initial Premium is paid. Monthly charges are deducted from the policy Cash Value beginning on the Policy Date.
Coverage Effective Date
Insurance coverage begins and is In Force on the later of (i) the Policy Date shown on the Policy Data Page and (ii) the date the initial Premium is paid. It will end when the policy Lapses, or when all the Proceeds from the policy are paid. Nationwide may provide temporary insurance coverage before full insurance coverage takes effect, subject to its underwriting standards and the policy conditions.
Right to Examine (and Cancel)
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "free look" period). The length of the free look period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum "free look" period is 10 days.
In order to cancel the policy during the free look period, a policy owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor free look cancellation requests received by the last day of the free look period (if returned by US mail, the request must be post-marked by the last day of the free look period).
Free look cancellation requests received after the close of business on the date the free look period expires will not be canceled free of charge. If the policy is canceled, Nationwide will treat the policy as if it was never issued.
Within seven days of a free look cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.
Allocation of Net Premium During Free Look Period
Where state law requires the return of initial Premium for free look cancellations, Nationwide will allocate initial Net Premium to the Fixed Account as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the free look period expires. At the expiration of the free look period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and Fixed Account based upon the allocation instructions in effect at the time, on the next Valuation Period.
Premium Payments
The policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist, see Unfavorable Investment Experience. Upon request, we will furnish Premium receipts.
Initial Premium
The amount of initial Premium will depend on the initial Total Specified Amount of insurance, the death benefit option, and any Riders elected. Generally, the higher the required initial Total Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Option 2 and Death Benefit Option 3 provide for a potentially greater Death Benefit than Death Benefit Option 1, Death Benefit Option 2 and Death Benfit Option 3 may require a higher amount of initial Premium. Also, the age, health, and activities of the Insured will affect Nationwide's determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium required.

Whether Nationwide will issue full insurance coverage depends on the Insured meeting all underwriting requirements, payment of the initial Premium, and delivery of the policy while the Insured is alive. Nationwide will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of the underwriting process, more or less Premium may be necessary to issue the policy. If Nationwide does not issue the policy, the Premium payment will be returned within two business days.
The policy owner may pay the initial Premium to the Service Center or to an authorized representative. The initial Premium payment must be at least $50, equal to the minimum monthly Premium. The initial Premium payment will not be applied to the policy until the underwriting process is complete. Allocation of initial Net Premium will be determined by the right to examine law of the state or territory where the policy is issued, see Right to Cancel (Examination Right).
Subsequent Premiums
The policy Owner may make additional Premium payments at any time while the policy is In Force. Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount at Risk. Consideration will be given to the length of time since the Policy Date, the standard underwriting criteria for the amount of insurance after the requested increase, the number of policies owned by the policy Owner, and the degree of uniformity of any requested increases across all of the policies owned by the policy Owner. Nationwide's failure to refuse a Premium payment which increases the Net Amount at Risk does not constitute a waiver of Nationwide's right to refuse subsequent Premium payments which increase the Net Amount at Risk.
Nationwide will refund Premium payments that exceed the applicable Premium limit under Section 7702 of the Code. Additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor Premiums paid and other policy transactions and will notify the policy Owner when the policy's non-modified endowment contract status is in jeopardy, see Taxes.
Nationwide may require that policy indebtedness be repaid prior to accepting any additional Premium payments. For example, Nationwide may require indebtedness be repaid when policy loans exceed 90% of the Cash Value, when the Premium payment would result in an increase in the Net Amount at Risk, or when a Premium payment may alter the character of the policy for tax purposes. Any payment intended as a loan repayment, rather than a Premium Payment, must be indentified as such.
All subsequent Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50 per policy.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the Fixed Account, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Enhancement Benefit
An Enhancement Benefit is included in the policy. The benefit is a dollar amount that is added to the Cash Value when there is a complete surrender of the policy, unless the surrender is being made pursuant to a Section 1035 exchange. The Enhancement Benefit is not credited on amounts attributable to policy loans or partial surrenders. The Enhancement Benefit is essentially a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.

The Enhancement Benefit is designed to, in the event of a full surrender in early years of the policy, decrease or eliminate the gap between the value of the policy and the liability on the policy owner's books (typically a liability associated with an employer sponsored plan). This gap is larger in early policy years due to the upfront costs associated with purchasing the policy and the lack of time that the policy's Cash Value has had to grow. The Enhancement Benefit will last for nine (9) years if the policy is a modified endowment contract and for ten (10) years if it is not a modified endowment contract.
The Enhancement Benefit is calculated monthly and is equal to the applicable enhancement percentage multiplied by the Cash Value of the policy. The enhancement percentages used in the Enhancement Benefit calculation decline over time decreasing to zero at the end of either the ninth policy year for modified endowment contracts or the tenth policy year for non-modified endowment contracts. If your policy includes the Additional (insurance) Protection Rider, the applicable enhancement percentage will depend proportionately upon your election of Base Policy Specified Amount and Rider Specified Amount. Additionally, the Enhancement Benefit is subject to a cap, set as a maximum percentage of the cumulative Premium Load collected under the policy.
Since the policy's Cash Value partially determines the amount of the Enhancement Benefit, factors that impact the policy's Cash Value will also impact the amount of the Enhancement Benefit. Also, the Additional (insurance) Protection Rider charges are lower than the charges under the base policy, so if the Rider is in effect, the Enhancement Benefit is reduced. This is reflected in the reduced enhancement percentages provided for coverage attributable to the Rider. See Appendix C for the factors used in calculating the Enhancement Benefit as well as an example.
The Enhancement Benefit is paid from our general account at the time the policy is completely surrendered. As a general account obligation, the Enhancement Benefit is not part of the variable account and is an obligation of Nationwide. This means the Enhancement Benefit including a policy owner's right to receive payment is subject to our claims paying ability and any claim to payment of the Enhancement Benefit may be subordinate to other claims on our general account in the event we are insolvent. We reserve the right to postpone payment of the Enhancement Benefit for up to six (6) months from the date of your surrender request. We urge you to consult with your tax advisor about the tax treatment of the Enhancement Benefit. The criteria for the Enhancement Benefit may change from time to time. The Enhancement Benefit will be determined in a manner that is not unfairly discriminatory to policy owners.
For policies issued as non-modified endowment contracts with applications signed on or after January 2, 2010, only, policy owners may elect to modify their Enhancement Benefit by choosing a percentage allocation between two Enhancement Benefit schedules, Schedule A and Schedule B. The enhancement percentages from the respective schedules will be blended, according to the allocation percentages elected, to calculate the Enhancement Benefit percentage applicable to a particular policy. The purpose of blending is to allow the policy owner to more closely match the benefit to liability on the policy owner's books. Therefore, the appropriate allocation between Schedules A and B for a particular policy is dictated by the characteristics of the liability it is intended to offset. While the enhancement percentages in both schedules decline to zero at the end of the tenth policy year, generally:
•	an election with greater allocation to Schedule B than to Schedule A will result in a lower Enhancement Benefit in the early policy years, and a greater Enhancement Benefit in later policy years during which the Enhancement Benefit still applies, than an election with greater allocation to Schedule A than to Schedule B; conversely,
•	an election with greater allocation to Schedule A than to Schedule B will result in a greater Enhancement Benefit in the early policy years, and a lower Enhancement Benefit in the later policy years during which the Enhancement Benefit still applies, than an election with greater allocation to Schedule B than to Schedule A.
We urge you to consult with your advisor to find an appropriate blending of Enhancement Benefit schedules that best fits your particular needs.
See Appendix C for the Schedule A and Schedule B Enhancement Benefit table and an example of the blending calculation.
To Change Coverage
The policy owner may request to change the Base Policy Specified Amount. To change the Base Policy Specified Amount, the policy owner must submit a written request to the Service Center. Changes to the Base Policy Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Base Policy Specified Amount changes to one increase and one decrease each policy year. Changes to the Base Policy Specified Amount will typically alter the Death Benefit.

Increases
To increase the Base Policy Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be between issue ages of 18 to 79 at the time of the request. Any request to increase the Base Policy Specified Amount must be at least $10,000 and the Base Policy Specified Amount after the increase may not exceed the Maximum Death Benefit. Requests to increase the Base Policy Specified Amount will be applied in the proportion the increase bears to Total Specified Amount. This means if a policy has the Supplemental Insurance Rider, all increases will be done proportionally between the policy's Base Policy Specified Amount and Rider Specified Amount. The policy owner cannot elect how to allocate increases in Total Specified Amount after the Policy Date. An increase in the Base Policy Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy.
Decreases
The policy owner may request to decrease the Base Policy Specified Amount any time after the first policy year. Requests to decrease the Base Policy Specified Amount will be applied to the most recent Base Policy Specified Amount increase and to be applied backwards ending with the original Base Policy Specified Amount. Decreases to the Base Policy Specified Amount may decrease policy charges calculated per $1,000 of Base Policy Specified Amount or Net Amount At Risk (including any Rider charges), depending on the death benefit option elected and the amount of the Cash Value. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
To Irrevocably Transfer Cash Value Or Exchange The Policy
During the first 24 months of coverage, or longer if required by state law, the policy owner has a right to irrevocably elect to transfer 100% of the policy's Cash Value to the Fixed Account, irrespective of transfer restrictions. After this election, the policy will no longer participate in the Investment Experience of the Sub-Accounts. The policy's Cash Value will be credited with the Fixed Account's interest rate. To invoke this right, the policy must be In Force and not in the Grace Period, and the policy owner must submit a written request to the Service Center on approved forms.
After the first 24 months of coverage, the policy owner may make a request to exchange the policy for a different policy subject to evidence that the Insured meets current underwriting standards of insurability. The new policy may be one of Nationwide's available flexible premium adjustable life insurance policies that does not have a greater Death Benefit than this policy immediately prior to the exchange date. This policy will terminate when the new policy takes effect. The exchange may have tax consequences, see Exchanging The Policy For Another Life Insurance Policy.
To Terminate or Surrender
There are several ways that the policy can terminate. All coverage under the policy will terminate when any one of the following events occur:
•	the policy owner requests in writing to the Service Center to terminate coverage;
•	the Insured dies;
•	the policy is In Force on the Maturity Date and the policy owner does not elect to extend coverage beyond the Maturity Date;
•	the policy Lapses; or
•	the policy is surrendered for its Cash Surrender Value.
Terminating the policy may result in adverse tax consequences.
Generally, if the policy has a Cash Surrender Value in excess of the Premiums paid, upon surrender the excess will be included in the policy holder's income for federal tax purposes, see Taxes. The Cash Surrender Value will be reduced by outstanding Indebtedness, see Policy Loans.
To Assign
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide's approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments. If the assignment qualifies as an exchange under Section 1035 of the Code, no Enhancement Benefit will be paid.
Reports and Illustrations
The policy owner will receive transaction confirmations and an annual report that shows:
•	the Total Specified Amount;
•	the current Cash Value;
•	Premiums paid;
•	the Cash Surrender Value;
•	all charges since the last report; and
•	Indebtedness.
Nationwide will send these reports to the address provided on the application unless directed otherwise. At any time after the first policy year, the policy owner may ask for an illustration of future benefits and values under the policy. There may be a fee assessed for illustrations.
Standard Policy Charges
Deductions for charges are taken from Premium payments and/or the Cash Value, as applicable, to compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Certain expenses may be recovered utilizing more than one charge. Nationwide may generate a profit from any of the charges assessed under the policy.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account, except for the Mortality and Expense Risk Charge which is only deducted proportionally from the Sub-Accounts. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and Rider(s). Certain charges will vary based upon the individual characteristics of the Insured. The Insured is assigned to an underwriting class based upon his/her age, sex (if not unisex classified), smoker status, type of evidence of insurability, and insurability status. In evaluating and underwriting a corporate or legal entity purchasing the policy, and setting cost of insurance charges, Nationwide may take into account several factors, including the purpose for which the policy is being purchased, the anticipated amount and timing of Premium payments, and the expected asset persistency. The policy owner can request an illustration of specific costs and/or see the Policy's Data Pages for information about specific charges of their policy.
Nationwide may change policy and/or Rider charges and rates under the policy at any time. Changes in policy and/or Rider charges and rates will vary by changes in future expectations for factors including, but not limited to, Nationwide's investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured's of the same Issue Age, sex, rate class, rate type, any Substandard Rating, Base Policy Specified Amount whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables.
Premium Load
A Premium Load is deducted from each Premium payment to partially reimburse Nationwide for acquisition costs. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit. The Premium Load depends on the number of years since the Policy Date, the amount of annual Premium, and the amount of term insurance coverage purchased via the Additional (insurance) Protection Rider. Each increase in the Base Policy Specified Amount is treated as new coverage, with the Premium Load attributable to the increase determined as if it is part of a newly issued policy. In the policy, the Premium Load Charge is referred to as the "Percent of Premium Charge".

Premium payments are divided into contributions towards Target Premium and Excess Premium. Target Premium is an annual Premium based on the Base Policy Specified Amount (i.e., the Policy without any Riders) and the Insured's age and underwriting class. A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium. The portion considered a contribution towards Target Premium is equal to the Premium payment multiplied by the ratio of the Base Policy Specified Amount to the Total Specified Amount. The portion of each premium payment that exceeds the Target Premium is Excess Premium. The chart below shows the current Premium Loads on Target Premium and Excess Premium.
Premium Load Applicable to Policies Issued With
Applications Dated On Or After January 1, 2009
Policy Year	Premium Paid Up To Target Premium	Premium Paid In Excess of Target Premium
1	10%	4%
2	8%	3%
3	6%	2%
4	4%	2%
5+	2%	2%
Premium Load Applicable To Policies Issued On Or After January 1, 2006
With Applications Signed Before January 1, 2009
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
8.5% of Premium payments up to and including Target Premium PLUS 5% of Premium payments in excess of Target Premium	1	7% of Premium payments up to and including Target Premium PLUS 4% of Premium payments in excess of Target Premium
	2	6% of Premium payments up to and including Target Premium PLUS 3% of Premium payments in excess of Target Premium
	3	5% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	4	4% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	5	3% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	6	2% of Premium payments
7
5.5% of Premium payments up to and including Target Premium PLUS 3.5% of Premium payments in excess of Target Premium	8
9
10
3.5% of Premium payments	11+

Premium Load Applicable To Policies Issued On Or After September 9, 2002
With Applications Signed Before January 1, 2006
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
9% of Premium payments up to and including Target Premium PLUS 7% of Premium payments in excess of Target Premium	1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
[3.29% - (A x B)] of Premium payments for the Rider Specified Amount, where
A = 1.29% of the Premium payments allocable to the Rider Specified Amount; and
B = the ratio of the Rider Specified Amount to the Total Specified Amount
2
3
4
5
	6	3.5% of Premium payments
7
5.5% of Premium payments	8
9
10
3.5% of Premium payments	11+	2% of Premium payments
Premium Load Applicable To Policies Issued Prior To September 9, 2002
Policy Year	Premium Load for All Policies
1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
6.5% of Premium payments for the Rider Specified Amount
2
3
4
5
6
7
8+	3.5% of Premium payments
Partial Surrender Fee
Partial Surrender Fees are deducted proportionally from the Sub-Accounts and Fixed Account. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations on the Policy Date and on each monthly anniversary of the Policy Date. The charge is intended to cover Nationwide's expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured's age, sex (if not unisex classified), tobacco use, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount. The cost of insurance rate is based on Nationwide's expectations as to future mortality and expense experience, investment earnings, persistency, and taxes.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.

Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum charge shown in In Summary: Fee Tables.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, Substandard Ratings, and Base Policy Specified Amount, if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy's Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy's Cost of Insurance Charge, the policy's Cash Value could increase.
Nationwide may underwrite the policy on a non-medical basis that may result in a higher Cost of Insurance Charge. Non medical underwriting means that a physical examination to obtain medical information on the proposed Insured is not required to issue the policy. The higher Cost of Insurance Charge would compensate Nationwide for assuming additional mortality risk as a result of issuing without the information that results from medical underwriting. The result is that healthy individuals will subsidize less healthy individuals because there is no medical underwriting, which typically results in lower cost of insurance rates being applied to fully underwritten policies. A medically underwritten policy for a healthy insured would likely have lower cost of insurance rates.
Per $1,000 of Base Policy Specified Amount
For policies with applications dated on of after January 1, 2009, Nationwide deducts a monthly Per $1,000 of Base Policy Specified Amount charge from the policy's Cash Value to compensate for sales, underwriting, distribution and issuance of the policy. This charge is not assessed on policies issued with applications dated prior to January 1, 2009. The charge applicable to the policy depends on the Total Specified Amount (the Base Policy Specified Amount and the Rider Specified Amount, if any). The maximum guaranteed monthly Specified Amount Charge is $0.40 Per $1,000 of Base Policy Specified Amount (unless the Policy is purchased in the state of New York with an application signed on or after January 2, 2010, where the maximum guaranteed monthly Specified Amount Charge is $0.085 Per $1,000 of Base Policy Specified Amount). The Per $1,000 of Base Policy Specified Amount Charge will be deducted proportionally from the Sub Account allocations and the fixed account. In the policy, the Per $1,000 of Base Policy Specified Amount charge is referred to as the "Monthly Per $1,000 of Specified Amount Charge."
A distinct Per $1,000 of Rider Specified Amount charge applies to the Additional (insurance) Protection Rider. If the policy owner elects that Rider, the Total Specified Amount charges paid will depend upon the allocation of Total Specified Amount between the base policy and the Additional (insurance) Protection Rider. To determine Total Specified Amount charges, the amount of the Per $1,000 of Base Policy Specified Amount charge must be added to the amount of the Per $1,000 of Rider Specified Amount charge. Total charges are a weighted average of the amount of Per $1,000 of Base Policy Specified Amount and Per $1,000 of Rider Specified Amount. The end result is a charge blending. For further explanation of this blending, including an example, see the "Additional (insurance) Protection Rider" sub-section of the "Policy Riders and Rider Charges" section of this prospectus.
Mortality and Expense Risk Charge
A Mortality and Expense Charge is deducted daily from the policy's Cash Value allocated to the Sub-Accounts. In the policy, this charge is referred to as the "Variable Account Asset Charge." The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for certain actual expenses, including a partial reimbursement of acquisition costs and premium taxes not covered by Premium Load charges. The charge also helps Nationwide off-set expense risks associated with the policy, such as the risk that the costs of issuing and administering the policy will be more than expected, the risk that lapse and surrender rates will be higher than expected, and the charge may provide profit to Nationwide. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.

The Mortality and Expense Risk Charge is guaranteed not to exceed 0.90% of the policy's Cash Value, on an annualized basis. For policies issued with applications dated before January 1, 2009, this charge is guaranteed not to exceed 0.75% of the policy's Cash Value, on an annualized basis. The table below shows the current Mortality and Expense Risk Charges.
Charge for policy years 1-4	Charge for policy years 5-15	Charge for policy years 16+
0.25% of daily net assets	0.20% of daily net assets	0.10% of daily net assets
A different Mortality and Expense Risk Charge schedule applies to policies with applications signed before January 1, 2006:
Charge for policy years 1-4	Charge for policy years 5-20	Charge for policy years 21+
0.40% of daily net assets	0.25% of daily net assets	0.10% of daily net assets
Administrative Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. The charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping. The charge is currently $5. The maximum guaranteed charge is $10.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the amounts paid as commission, expense allowance, or marketing allowance; however, the total compensation will not exceed the maximum of 40% of first year Premiums and 15% for renewal Premiums after the first year. For policies with applications dated before January 1, 2009, the total compensation will not exceed a maximum of 29.5% of first year Premiums and 11.5% for renewal Premiums after the first year. Commission may be paid as an asset-based amount instead of a Premium based amount. If an asset-based commission is paid, it will not exceed 0.30% of the non-loaned Cash Value per year.  For policies with applications dated before January 1, 2009, if an asset-based commission is paid, it will not exceed 0.25% of the non-loaned Cash Value per year.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual registered representatives typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the registered representative or Nationwide Business Solutions Group to know the exact compensation arrangement associated with this policy.

Information on Underlying Mutual Fund Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments may be used by Nationwide for any corporate purpose, which includes reducing the prices of the policies, paying expenses that Nationwide or its affiliates incurs in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Received
For the year ended December 31, 2013, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through this policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Nationwide also considers whether the underlying mutual fund's advisor or subadvisor is an affiliate or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to Nationwide or its affiliates.
There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy and underlying mutual fund fees and charges have a direct effect on the policy's investment performance.
Policy Riders and Rider Charges
The policy owner may elect/purchase one or more Riders listed below. There may be additional charges assessed for elected Riders. Availability, operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
Riders may not be elected or purchased independently of the policy. Upon termination of this policy, all Riders will also terminate.
Change of Insured Rider
This Rider is automatically issued with the policy with no associated charge. The benefit associated with the Change of Insured Rider is that the policy owner may designate a new Insured at any time after the Policy Date, subject to insurability and the conditions below. If this Rider is invoked, the policy charges after the change will be based on the underwriting classification and characteristics of the new Insured.
The amount of insurance coverage after the change date will be the Total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code, and (2) such Total Specified Amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Pages. Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured conditions are met. The Policy Date will not change.
Change of Insured conditions:
1.	At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured.
2.	The new Insured may be required to submit satisfactory evidence of insurability.
3.	The new Insured must satisfy Nationwide's underwriting requirements.
4.	The policy must be In Force and not be in a Grace Period at the time of the change.
5.	The new Insured must have been at least age 18 on the Policy Date.
6.	The policy owner must make written application to change the Insured to the Service Center.
Federal income tax consequences may result from a change in insured. For federal income tax purposes the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
Change of Insured Rider Charge
There is no charge associated with the Change of Insured Rider.

Additional (insurance) Protection Rider
General Information on the Benefits and Operation of the Additional (insurance) Protection Rider
This Rider will modify the amount of insurance coverage (Death Benefit) under the policy. The benefit associated with the Additional (insurance) Protection Rider is term life insurance on the Insured that is: (1) in addition to the Base Policy Specified Amount; (2) payable to the Beneficiary upon the Insured's death; and (3) annually renewable until the Insured reaches Attained Age 100. The charges for the Rider are calculated in the same manner as those applicable to the Base Policy. In the policy, this Rider is referred to as the "Supplemental Insurance Rider".
Currently, if the policy owner chooses to purchase coverage under this Rider and concurrently reduce the Base Policy Specified Amount by an off-setting amount, some of the charges associated with the policy will be reduced because charges under the Rider may be lower than the corresponding charges under the base policy. Rider policy charges are lower in most cases because the Rider is term insurance. The greater the allocation is to Rider, the lower the overall charges will be under the policy. See Appendix D: Examples of Charge Blending for examples showing how charges are "blended" when the Additional (insurance) Protection Rider is elected.
Note that:
•	Certain benefits that are normally available under the policy may be reduced or eliminated when this Rider is in effect.
•	In some years and/or at some ages, the cost of insurance charge for the Rider is more expensive than the cost of insurance for the base policy;
•	The Rider's Death Benefit terminates when the Insured reaches Attained Age 100; and
•	The compensation rates payable to the selling broker-dealer are lower on this Rider than those on the base policy.
The policy owner may purchase the Rider at the time of application or, subject to Nationwide's approval, at a later time provided that the policy is In Force and the Rider is purchased before the Insured reaches Attained Age 100. If purchased at the time of application, the effective date of the Rider is the same as the effective date of insurance coverage. If purchased subsequently, the effective date will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the written request, unless the policy owner specifies and Nationwide approves a different date. The Rider Specified Amount may be combined with the Base Policy Specified Amount to satisfy the minimum Total Specified Amount shown on the Policy Data Page. However, while the Rider is in effect, the Base Policy Specified Amount must be at least 10% of the minimum Total Specified Amount. The policy owner may request to either increase or decrease the Total Specified Amount, subject to certain restrictions.
Rider Specified Amount Increases and Reductions Due to Partial Surrender
All increases and decreases of Rider Specified Amount, including decreases due to partial surrender are done proportionally between the amounts allocated to Base Policy Specified Amount and Rider Specified Amount.
Charges Associated with the Additional (insurance) Protection Rider
The Additional (insurance) Protection Rider charges listed below are different from the charges under the Base Policy. These charges will be applied to coverage under the Additional (insurance) Protection Rider and are in addition to the charge(s) paid on coverage under the base policy.
•	Rider Cost of Insurance Charge (for all policies); and
•	Per $1,000 of Rider Specified Amount Charge (only assessed on policies with applications dated on or after January 1, 2009)
Rider Cost of Insurance Charge
If the policy owner elects the Additional (insurance) Protection Rider, a monthly Additional (insurance) Protection Rider Cost of Insurance charge will be deducted to compensate Nationwide for providing term life insurance on the Insured, regardless of the Policy Date. This charge is determined by multiplying the Rider's cost of insurance rate by the Rider's Death Benefit (described below). Nationwide bases the Additional (insurance) Protection Rider cost of insurance rate on expectations as to future experience for factors such as mortality, persistency, expenses, and taxes. The Additional (insurance) Protection Rider cost of insurance rate will vary by the Insured's Issue Age, sex (if not unisex classified), tobacco use, Substandard Ratings, underwriting class, and the number of years from the Policy Date.
The Additional (insurance) Protection Rider Cost of Insurance Charge will be deducted proportionally from the Sub Account allocations and the fixed account. Because the Rider charge is deducted from the Cash Value, purchase of this Rider could reduce the amount of the Death Benefit when the Death Benefit depends on Cash Value.

Per $1,000 of Rider Specified Amount Charge
If the policy owner purchases the Additional (insurance) Protection Rider with an application dated on or after January 1, 2009, Nationwide will deduct a monthly Per $1,000 of Rider Specified Amount Charge from the policy's Cash Value to compensate for sales, underwriting, distribution, and issuance of the Rider. The charge applicable to the policy depends on the Total Specified Amount and the allocation of the Total Specified Amount between the Base Policy Specified Amount and the Rider Specified Amount. The Specified Amount charge for the combination of the base policy and the Additional (insurance) Protection Rider is determined using a weighted average (i.e., a blend that uses the relative proportions of the base and Rider Specified Amounts) of the base and Rider charges.
The Per $1,000 of Rider Specified Amount Charge will be deducted proportionally from the Sub Account allocations and the fixed account. The table below shows the current Per $1,000 of Rider Specified Amount Charges. The maximum guaranteed monthly Additional (insurance) Protection Rider Per $1,000 Specified Amount Charge is $0.40 Per $1,000 of Rider Specified Amount (unless the Policy is purchased in the state of New York, where the maximum guaranteed monthly Rider Specified Amount Charge is $0.085 Per $1,000 of Rider Specified Amount). To determine Total Specified Amount charges, add the amount of the Per $1,000 of Base Policy Specified Amount charge to the Per $1,000 of Rider Specified Amount charge. Total charges are a weighted average of the amount of Base Policy Specified Amount and the elected Rider Specified Amount. The end result is a charge blending, see Appendix D: Examples of Charge Blending.
Death Benefit Calculations with the Additional (insurance) Protection Rider
The death benefit option chosen for the base policy will also be the death benefit option for the Rider and calculation of the Death Benefit. The current death benefit option in effect is shown on the Policy Data Page. The Death Benefit is calculated as the greater of: (1) the Total Specified Amount; or (2) the Minimum Required Death Benefit (which will differ depending on whether the guideline Premium/Cash Value corridor test or the Cash Value accumulation test is used).
After the Death Benefit is calculated, it is allocated between the elected amounts of base policy and this Rider.
1.	Base Policy Death Benefit – The amount of the Death Benefit allocated to the base policy is calculated using the formula below.
Base Policy Death Benefit = CV + (Total NAAR) x (Base Policy Specified Amount)/(Total Specified Amount)
Where:
CV = the Cash Value of the policy
Total NAAR = the total Net Amount At Risk which is the Death Benefit minus the Cash Value
The formula above determines the portion of the Death Benefit applied to base policy by determining the ratio Base Policy Specified Amount bears to Total Specified Amount.
2.	Additional (insurance) Protection Rider Death Benefit – The amount of the Death Benefit we allocate to the Additional (insurance) Protection Rider is calculated by taking the Death Benefit and subtracting the Base Policy Death Benefit (as calculated in item 1 above).
In most instances, charges end up being lower if the policy owner allocates as much coverage as possible to the Rider.
Total Specified Amount remains the same unless the policy owner specifically request an increase or decrease. All increases or decreases are done proportionally based on the established allocation between Rider Specified Amount and Base Policy Specified Amount.
If the Cash Value increases, the portion of the Death Benefit attributable to this Rider may, at times, be less than the Rider Specified Amount. If the Cash Value decreases, the portion of the Death Benefit attributable to the base policy may, at times, be less than the Base Policy Specified Amount.
Terminating the Rider
The policy owner may terminate this Rider by submitting a written request to the Service Center. Nationwide may require that the policy owner submit the policy for endorsement. Terminating this Rider will likely result in increased policy charges because of the difference in the pattern of policy charges for the base policy and this Rider. If the Rider is terminated, the calculation of the Death Benefit will apply exclusively to the base policy. Termination may require that the amount of Death Benefit coverage provided by the base policy be increased to maintain the qualification of the policy as a contract of life insurance under the Code.

Nationwide reserves the right to deny any request to terminate this Rider that would disqualify the policy as a contract of life insurance under the Code. If the policy is not issued as a modified endowment contract, terminating this Rider may result in the policy becoming a modified endowment contract. Nationwide will notify the Owner if the policy's modified endowment contract status is in jeopardy.
This Rider also terminates upon the earliest of the following dates:
•	The date policy is surrendered or terminated;
•	The date the policy Lapses;
•	The Insured's death; or
•	The date the Insured reaches Attained Age 100.
There is no Cash Value attributable to this Rider. Therefore, there is no Cash Surrender Value attributable to this Rider available to upon termination of this Rider.
In most instances, terminating the Rider will not be to the policy owner's advantage. If the policy owner decides to terminate the Rider, the policy owner should carefully discuss this decision with the registered representative or a qualified financial advisor.
Policy Owner Services
Nationwide® Guided Portfolio Strategies
The Nationwide Guided Portfolio Strategies (GPS) are static allocation strategies comprised of two or more underlying mutual funds that together provide a unique allocation mix not available as a single underlying mutual fund. Policy owners that elect a GPS directly own Sub-Account units of the underlying mutual funds that comprise the particular portfolio elected. In other words, a GPS is not a portfolio of underlying mutual funds with one Accumulation Unit value, but rather, direct investment in certain Sub-Accounts based upon a preset allocation. There is no additional charge associated with choosing a GPS.
GPS portfolios are available under the policy at the time of application and can be added after the Policy Date by contacting the Service Center. The policy owner may elect only one GPS portfolio and the total allocation to that portfolio must equal 100%.
A GPS is a static portfolio strategy. In other words, the allocations or "split" between the underlying Sub-Accounts is not monitored or adjusted to reflect changing market conditions. As such, Nationwide will not automatically rebalance Cash Value allocated to a GPS portfolio to ensure that the assets remain allocated to the underlying Sub-Accounts in the same proportion that they were allocated at the time of election. Further, Nationwide will not automatically rebalance, or otherwise modify the policy owner's allocations to the underlying Sub-Accounts to reflect changes in the GPS portfolio split or changes in available Sub-Accounts subsequent to the policy owner's original GPS election.
Nationwide is not providing investment advice by providing GPS. The policy owner may elect to transfer out among the Sub-Accounts at any time subject to the terms of this prospectus. For additional information about the Sub-Accounts that comprise a GPS, see Appendix A: Sub-Account Information.
Policy Loans
After the expiration of the free look period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $500. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value allocated to the Sub-Accounts plus 90% of the Cash Value allocated to the Fixed Account (100% for policies issued with applications dated prior to January 1, 2009) plus 100% of the policy loan account. Any applicable Enhancement Benefit is not available to be taken as a policy loan. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.

Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide deducts an amount equal to the policy loan from the policy's Cash Value. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The maximum interest rate Nationwide may charge against Indebtedness is 3.50% per annum. For policies issued with applications prior to January 1, 2009, the maximum annual interest rate is 3.75% per annum, see In Summary: Fee Tables for current interest charged rates. Rates may change and may vary by policy year. Currently, for polices issued on or after January 1, 2009, the effective annual interest rate charged on Indebtedness is 2.80% for the first fifteen policy years, 2.55% for policy years 16 through 30, and 2.10% thereafter. For policies issued on or after September 9, 2002, but before January 1, 2009, the current effective annual interest rate charged on Indebtedness is 3.70% for the first fifteen policy years, 3.45% for policy years 16 through 30, and 3.0% thereafter. For policies issued prior to September 9, 2002, the current effective annual interest rate charged on Indebtedness is 3.40% for the first four policy years, 3.25% for policy years five through 20, and 3.10% thereafter. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will deduct an amount equal to the unpaid interest from the policy's Cash Value and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts deducted from the policy's Cash Value as unpaid interest charges will be deducted from the Sub-Accounts and the Fixed Account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Indebtedness is considered a part of the policy's Cash Value, therefore, upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrendering the Policy; Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will deduct interest charged on Indebtedness from the policy's Cash Value, and credit interest earned on collateral to the Cash Value:
•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral and credited to the Cash Value will be less and in some cases, significantly less, than the interest charged against the Cash Value.

Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the policy's monthly deductions, see Unfavorable Investment Experience. Before any policy Lapse, there is a Grace Period during which the policy owner can take action to prevent the Lapse. Subject to certain conditions, the policy owner may reinstate a policy that has Lapsed.
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. This amount is equal to at least four times the current monthly deductions. If not paid within 61 days, the policy and all Riders will Lapse.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
The policy owner may reinstate a Lapsed policy by:
•	submitting a written request to reinstate the policy to the Service Center any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date;
•	providing satisfactory evidence of insurability that Nationwide may require;
•	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement;
•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
The effective date of a reinstated policy, including any reinstated Riders, will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.

Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner's written surrender request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Nationwide may also require the policy owner to return the policy. Nationwide may postpone payment of that portion of the Cash Surrender Value attributable to the Fixed Account for up to six months. No Enhancement Benefit will be paid if the policy is surrendered pursuant to Section 1035 of the Code.
Partial Surrender
After the policy has been In Force for one year, the policy Owner may request a partial surrender by sending a written request to the Service Center. Nationwide may limit partial surrenders to one per year.
Partial surrenders are permitted if the partial surrender request satisfies the following requirements:
•	the minimum partial surrender is $500;
•	the maximum amount of a partial surrender is the Cash Surrender Value less the greater of $500 or three monthly deductions; a partial surrender may not cause the Total Specified Amount to be reduced below the minimum Total Specified Amount shown on the Policy Data Page; and
•	after the partial surrender, the policy continues to satisfy Section 7702 of the Code.
Reduction of Base Policy Specified Amount on a Partial Surrender
When a partial surrender is made, the policy's Cash Value is reduced by the amount of the partial surrender. If the policy assets are held in more than one Sub-Account, the partial surrender is deducted proportionately from the assets in each Sub-Account at the time of the partial surrender. Amounts will be distributed from the Fixed Account only when there are insufficient amounts in the Sub-Accounts.
When a partial surrender is taken the Base Policy Specified Amount is reduced so that the Net Amount at Risk does not increase. Because the Net Amount at Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance. The policy's charges going forward, however, will be based on a new Base Policy Specified Amount that will change the calculation of those charges. Depending on changes in factors such as the fluctuation in the policy's Cash Value, these charges may increase or decrease after the reduction in Base Policy Specified Amount. Any reduction made to the Base Policy Specified Amount will be made in the following order:
•	against the most recent increase in the Base Policy Specified Amount;
•	against the next most recent increases in the Base Policy Specified Amount in succession; and
•	against the Base Policy Specified Amount under the original application.
Certain partial surrenders may result in currently taxable income and tax penalties. Also, partial surrenders could cause the policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy, see Periodic Withdrawals, Non-Periodic Withdrawals and Loans.
Partial Surrender Fee
Nationwide currently waives the Partial Surrender Fee, see In Summary: Fee Tables and Partial Surrender Fee.
Preferred Partial Surrenders
Preferred partial surrenders do not result in a reduction to the Specified Amount. A preferred partial surrender is a partial surrender that:
•	occurs before the 15th policy anniversary; and
•	when added to any prior preferred policy surrenders in that same policy year, it does not exceed 10% of the Cash Surrender Value as of the beginning of the policy year.

The Death Benefit
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if the Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Proceeds payable upon the death of the Insured are equal to Death Benefit reduced by policy Indebtedness and unpaid charges and increased by any insurance provided by Riders. Also, for policies to which an "Enhancement Benefit" is available as of the time the Proceeds become payable may receive an additional payment, see Enhancement Benefit. This additional payment will be based on the other amount paid at surrender at the time the Proceeds become payable.
Death Benefit Options
Policy owners have a choice of one of three available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments plus interest), less any partial surrenders, as of the Insured's date of death.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the cash value accumulation test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage set out in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.

•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. A policy owner may not change to Death Benefit Option 3. However, a policy owner may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk is the same before the change and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Where the policy owner has selected the guideline premium/cash value corridor test, a change in death benefit option will not be permitted if it results in the total Premium paid exceeding any premium limitations under Section 7702 of the Code.
Maximum Death Benefit
For policies issued after the later of May 1, 2002, or the date approved in the state where the policy is issued, Nationwide may limit the Death Benefit to the maximum shown on the Policy Data Page. The maximum Death Benefit represents the highest amount Nationwide will pay under the policy. Nationwide limits the Death Benefit in situations where it is unable or unwilling to accept any additional liability for providing insurance coverage under the policy. Currently, for Death Benefit Options 1 and 2, the Maximum Death Benefit is equal to the sum of the Cash Value and the lesser of (i) 200% of the Total Specified Amount on the Policy Date and (ii) $8,000,000. For Death Benefit Option 3, the maximum Death Benefit is equal to the lesser of (i) 200% of the Total Specified Amount on the Policy Date plus the lesser of (a) the Death Benefit Option 3 maximum increase and (b) the accumulated premium account; and (ii) the sum of the Cash Value and $8,000,000.00.
Upon each monthly anniversary and upon the death of the Insured, Nationwide will determine whether the policy's Cash Value would cause the Death Benefit to be greater than the Maximum Death Benefit.  If the Death Benefit would exceed the Maximum Death Benefit, a partial surrender (i.e., a pre-death distribution) will be processed from the policy to lower the Cash Value. The partial surrender will be for an amount necessary to lower the Cash Value to a level that would result in the Death Benefit not exceeding the sum of the Cash Value and the lesser of (i) 180% of the Total Specified Amount on the Policy Date and (ii) $7,200,000.00.  The partial surrender will subsequently reduce the Cash Value and Total Specified Amount. If the Additional (insurance) Protection Rider was elected, the Rider Specified Amount and the Base Policy Specified Amount will be proportionally reduced. A partial surrender of this nature will ultimately reduce total policy charges because of the decreased Total Specified Amount (decreased coverage results in lower charges).
If the policy owner elected Death Benefit Option 3 and the accumulated premium account is greater than the Cash Value, Nationwide may reduce the amount previously credited to the accumulated premium account to an amount equal to 90% of the Cash Value immediately before the reduction. For example, if the Cash Value is $100 and the accumulated premium account is $102, Nationwide would reduce the accumulated premium account by $12 to $90 (i.e., 90% of the Cash Value). The accumulated premium account will not become less than zero because of the reduction. Nationwide will notify the policy owner in writing of any reduction in the accumulated premium account within 30 days of the reduction.

The partial surrender will be deducted proportionally from the Sub-Account allocations and the Fixed Account. No Partial Surrender Fee will be assessed on the partial surrender. The partial surrender will be paid to the policy owner via check and will be accompanied by a transaction confirmation statement within 30 days of such occurrence. Partial surrenders may result in adverse tax consequences. Taxes arising from the partial surrender, if any, are the sole responsibility of the policy owner. The policy owner is encouraged to consult tax advisor regarding tax implications of receiving a pre-death distribution prior to the purchase of this policy.
The Maximum Death Benefit may, under certain circumstances, curtail the flexibility that the policy affords the policy owner. For example, the policy's Cash Value may increase at a rate that outpaces the ratio of Cash Value to life insurance permitted under the Code. In some instances, this situation may be addressed by increasing the Total Specified Amount of insurance so that the policy's ratio of Cash Value to life insurance is readjusted to comply with the Code definition. If, however, an increase in the Total Specified Amount would cause the Death Benefit to exceed the Maximum Death Benefit, then this method of achieving compliance with the Code definition of life insurance may not be available.
Nationwide may increase the policy's Maximum Death Benefit if doing so would not be unfairly discriminatory or prohibited by state law. If the policy's Maximum Death Benefit is increased, Nationwide will reissue the Policy Data Page with the revised Maximum Death Benefit.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount was accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
Proceeds Upon Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended until the Insured's date of death, unless otherwise elected by the policy owner, see Extending Coverage Beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of Maturity Date coverage extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Taxes, Surrendering the Policy; Maturity.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
After the Maturity Date, the policy will operate the same as it did prior to the Maturity Date except as follows:
•	the Total Specified Amount will be changed to the Cash Value on the Maturity Date and increases or decreases to the Total Specified Amount will not be permitted;

•	For policies with applications dated on or after January 1, 2009, Death Benefit Option 2 and Death Benefit Option 3 will be changed to Death Benefit Option 1 where the Total Specified Amount equals the Cash Value;
•	For policies with applications dated before January 1, 2009, Death Benefit Option 2 will be changed to Death Benefit Option 1 where the Total Specified Amount equals the Cash Value. Additionally, the Death Benefit will equal either 101.97% of the Cash Value if the Death Benefit is Option 1 or the Total Specified Amount plus the greater of accumulated premium account and Cash Value if the Death Benefit is Option 3;
•	100% of the policy's Cash Value (for policies with Death Benefit Option 1) or the accumulated premium payments (for policies with Death Benefit Option 3 and applications dated before January 1, 2009) will be permanently transferred to the Fixed Account;
•	no additional Premium payments will be permitted;
•	no additional monthly periodic policy charges will be deducted;
•	loans, loan repayments and partial surrenders will continue to be permitted;
•	loan interest will continue to be charged on Indebtedness; and
•	the extension of coverage beyond the Maturity Date will not occur when the policy would fail the definition of life insurance under the Code.
This policy may not qualify as life insurance under federal tax law after the Maturity Date. Extending coverage beyond the Maturity Date may not provide more favorable tax treatment than otherwise applicable to the maturity Proceeds. If the policy owner does not elect to receive the maturity Proceeds on the Maturity Date, coverage will automatically be extended. The policy owner should consult with a qualified tax advisor before coverage is extended beyond the Maturity Date. Note: if the Additional (insurance) Protection Rider is in effect, the Maturity Date coverage with respect to the Rider Specified Amount will not be extended.
The Payout Options
Normally, Nationwide will make a lump sum payment of policy Proceeds within seven days of the date a written request is received at the Service Center. Nationwide will postpone payment of Proceeds on days that it is unable to price Accumulation Units. Nationwide may delay payment of Proceeds allocated to the Fixed Account as permitted by state law, see Valuation of Accumulation Units. The policy owner or the beneficiary may also elect to leave the Proceeds on deposit in an interest-bearing checking account.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrendering the Policy; Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.

The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the contract would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the owner's basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the cash value). Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Taxation of Death Benefits
Federal Income Tax
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.

There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Special Considerations for Corporations
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Nationwide VLI Separate Account-4
Organization, Registration, and Operation
Nationwide VLI Separate Account-4 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of our other assets. The separate account's assets are held separately from Nationwide's other assets and are not part of Nationwide's general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of his or her money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-4.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC's operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On November 6, 2009, the Court granted the plaintiffs' motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs' motion for class certification. The case is set for trial beginning February 9, 2015. NLIC continues to defend this lawsuit vigorously.
On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious

Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members. On October 22, 2010, the parties to this action executed a court approved stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case. The settlement fund has been paid out. On December 6, 2011, the Court entered an Order that NRS owed indemnification to ASEA and PEBCO for only the Coker (Gwin) class action, and dismissed NLIC. The Company resolved the indemnification claims of ASEA. On February 15, 2013, the Court issued its Order determining the amount of fees due to PEBCO on its indemnification claim. On March 28, 2014, the Alabama Supreme Court reversed the trial Court decision awarding PEBCO its attorney fees and remanded the case back to the trial court to enter a judgment in favor of NRS. NRS continues to defend this case vigorously.
Lehman Brothers Holdings, Inc. (Debtors) and Giddens, James v NLIC and NMIC, et al. In 2012 the Plaintiff, Debtor in Possession Lehman Brothers Special Financing, Inc., filed a class action in the United States Bankruptcy Court for the Southern District of New York seeking the recovery of nearly $3.0 billion in assets from all the named defendants including NLIC and NMIC. This litigation arises from two collateralized debt obligation transactions, 801 Grand and Alta, which resulted in payments to NLIC and NMIC after the Plaintiff and its parent company, Lehman Brothers Holding, Inc. filed for bankruptcy in 2008. This triggered an early termination of the above transactions. The Plaintiff seeks to have sums returned to the bankruptcy estate in addition to prejudgment interest and costs. The case is currently stayed. In 2013, Plaintiff sent correspondence to all defendants inviting settlement discussions and has served NMIC and NLIC with a "SPV Derivatives ADR Notice," formally starting the Alternative Dispute Resolution process. NMIC and NLIC have responded, and are currently taking part in the ADR process. Mediation was scheduled for and proceeded on December 13, 2013, but the parties reached an impasse. The mediator is continuing to work with the parties and is expected to issue a final recommendation shortly. On January 10, 2014, Lehman filed another motion to extend the stay for a final four month period. After a hearing, the court extended the stay to the later of (a) May 20, 2014 or (b) 30 days after the court enters a scheduling order governing the Distributed Action. The parties have been negotiating the proposed scheduling order for the conduct of the Distributed Action litigation, and Lehman filed a revised proposed scheduling order on March 24, 2014. On April 14, 2014, Nationwide and 77 other defendants filed a joint response to the proposed scheduling order, and a hearing on the proposed scheduling order has been scheduled for May 14, 2014.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-4 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide's ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein VPS International Value Portfolio: Class A

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I

This Sub-Account is only available in policies issued before April 25, 2014
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I

This Sub-Account is only available in policies issued before May 1, 2005
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP Ultra® Fund: Class I

This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.
American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Funds Insurance Series® - Asset Allocation Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
American Funds Insurance Series® - Bond Fund: Class 2

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
American Funds Insurance Series® - Global Small Capitalization Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
American Funds Insurance Series® - Growth Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
American Funds Insurance Series® - International Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Core V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The investment objective of the Fund is to seek high total investment return (i.e. the combination of capital appreciation (from increases or decreases in the market value) and current income (from interest or dividends).
Calvert Variable Products, Inc. - Calvert VP S&P 500 Index Portfolio

This Sub-Account is only available in policies issued before April 30, 2014
Investment Advisor:	Calvert Investment Management, Inc.
Sub-advisor:	Ameritas Investment Partners, Inc.
Investment Objective:	The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.
Davis Variable Account Fund, Inc. - Davis Value Portfolio
Investment Advisor:	Davis Selected Advisors, L.P.
Sub-advisor:	Davis Selected Advisors - NY, Inc.
Investment Objective:	Long-term growth of capital.
Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The Series seeks long-term capital appreciation.
Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The fund seeks capital appreciation.
Dreyfus Investment Portfolios - Mid Cap Stock Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index).
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth with current income as a secondary goal.
Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.
Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Long-term capital growth.
DWS Variable Series II - DWS Large Cap Value VIP: Class B

This Sub-Account is only available in policies issued before December 31, 2010
Investment Advisor:	Deutsche Investment Management Americas Inc.
Sub-advisor:	Deutsche Asset Management International GmbH ("DeAMi")
Investment Objective:	High rate of total return.
DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B

This Sub-Account is only available in policies issued before December 31, 2013
Investment Advisor:	Deutsche Investment Management Americas Inc.
Sub-advisor:	Dreman Value Management L.L.C.
Investment Objective:	Long-term capital appreciation.
Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund
Investment Advisor:	Eaton Vance Management
Investment Objective:	The fund seeks to provide a high level of current income.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class

This Sub-Account is only available in policies issued before December 31, 2009
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class

This Sub-Account is only available in policies issued before May 1, 2002
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital growth.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class

This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Long-term capital growth.
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 (formerly, Franklin Templeton Variable Insurance Products Trust - Mutual Global Discovery Securities Fund: Class 2)
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 (formerly, Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2)
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (formerly, Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 2)
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 (formerly, Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 1)
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (formerly, Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 2)

This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2014
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Growth Opportunities Fund: Service Shares
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Long-term growth of capital.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares (formerly, Goldman Sachs Variable Insurance Trust - Goldman Sachs Structured Small Cap Equity Fund: Institutional Shares)
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks long-term growth of capital.
Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares

This Sub-Account is only available in policies issued before May 1, 2006
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Long-term capital appreciation.
Invesco - Invesco V.I. Growth and Income Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	To seek long-term growth of capital and income.
Invesco - Invesco V.I. High Yield Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Total return, comprised of current income and capital appreciation.

Invesco - Invesco V.I. International Growth Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares

This Sub-Account is only available in policies issued before December 31, 2011
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares

This Sub-Account is only available in policies issued before December 31, 2008
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return.
Ivy Funds Variable Insurance Portfolios - Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy Funds Variable Insurance Portfolios - Mid Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Funds Variable Insurance Portfolios - Real Estate Securities
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide total return through capital appreciation and current income.
Ivy Funds Variable Insurance Portfolios - Science and Technology
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Janus Aspen Series - Balanced Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series - Forty Portfolio: Service Shares

This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Perkins Mid Cap Value Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Sub-advisor:	Perkins Investment Management LLC ("Perkins")
Investment Objective:	Capital appreciation.
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Growth Portfolio: Class 1

This Sub-Account is only available in policies issued before May 1, 2005
Investment Advisor:	J.P. Morgan Investment Management Inc.
Investment Objective:	Capital growth over the long-term.
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1
Investment Advisor:	J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
Investment Advisor:	Lazard Asset Management LLC
Investment Objective:	Long-term capital appreciation.
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (
Investment Advisor:	Legg Mason Partners Fund Advisor, LLC
Sub-advisor:	ClearBridge Investments, LLC
Investment Objective:	The fund seeks long-term growth of capital.
Lincoln Variable Insurance Products Trust - LVIP Baron Growth Opportunities Fund: Service Class

This Sub-Account is only available in policies issued before December 31, 2011
Investment Advisor:	Lincoln Investment Advisors Corporation (LIA)
Sub-advisor:	BAMCO, Inc.
Investment Objective:	Capital appreciation.
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	To seek high current income and the opportunity for capital appreciation to produce a high total return.
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio: Class VC

This Sub-Account is only available in policies issued before December 31, 2010
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the market place.
MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS Research International Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS Blended Research® Core Equity Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund's investment objective is to seek capital appreciation. MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class I

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index ("Aggregate Bond Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II

This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I

This Sub-Account is no longer available to receive transfers or new premium payments effective October 21, 2002
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I

This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I

This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Neuberger Berman Advisers Management Trust - AMT Guardian Portfolio: I Class Shares

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth of capital; current income is a secondary goal.
Neuberger Berman Advisers Management Trust - AMT Large Cap Value Portfolio: I Class Shares

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Capital growth.
Neuberger Berman Advisers Management Trust - AMT Mid Cap Intrinsic Value Portfolio: I Class Shares

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Growth of capital.
Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: I Class Shares

This Sub-Account is only available in policies issued before May 1, 2004
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Capital growth.
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class Shares

This Sub-Account is only available in policies issued before May 1, 2005
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.
Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.
Oppenheimer Variable Account Funds - Oppenheimer Discovery Mid Cap Growth Fund/VA: Non-Service Shares

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:	Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class Shares of the Underlying PIMCO Funds
Designation: FF
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum real return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.

Pioneer Variable Contracts Trust - Pioneer Emerging Markets VCT Portfolio: Class I

This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Pioneer Investment Management, Inc.
Investment Objective:	Long-term growth of capital.
Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I
Investment Advisor:	Pioneer Investment Management, Inc.
Investment Objective:	Maximize total return through a combination of income and capital appreciation.
Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.
Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
Investment Advisor:	Royce & Associates, LLC
Investment Objective:	Long-term capital growth.
Designation: FF
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II

This Sub-Account is only available in policies issued before May 1, 2004
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth companies.
T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term growth of capital primarily in the common stocks of growth companies.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Personal Strategy Balanced Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Seeks capital appreciation and income from stocks and bonds.
T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Seeks a high level of current income consistent with moderate fluctuations in principal value.
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
The Universal Institutional Funds, Inc. - Global Real Estate Portfolio: Class II
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	The Portfolio seeks to provide current income and capital appreciation.
The Universal Institutional Funds, Inc. - Growth Portfolio: Class I
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio: Class I

This Sub-Account is not an investment option for new policy owners beginning March 31, 2011
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital growth by investing primarily in common stocks and other equity securities.
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio: Class I

This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class

This Sub-Account is only available in policies issued before May 1, 2002
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Discovery Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Opportunity Fund: Class 2

This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation

Appendix B: Definitions
Accumulation Unit – The measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total of amounts allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness or due and unpaid policy charges.
Enhancement Benefit – An additional amount added to the policy's Cash Surrender Value upon a full surrender of the policy during the first six policy years, provided the qualifying conditions have been satisfied.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their last birthday on or before the Policy Date.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 100 for policies with applications dated prior to January 1, 2009. For policies with applications dated on or after January 1, 2009, the Maturity Date is anniversary of the Policy Date on or next following the Insured reaching Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company, us, we, or our.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) – The Policy Data Page(s) contains more detailed information about the policy, some of which is unique to the policy owner, the beneficiary, and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.

Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Premium – Amount(s) paid to purchase and maintain the policy.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional (insurance) Protection Rider.
SEC – The Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility, see Contacting the Service Center.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Target Premium – The maximum amount of Premium the policy owner may pay to purchase Base Policy Specified Amount under Section 7702A of the Code and still have the policy treated as a life insurance contract for federal tax purposes. This is the maximum Premium that the policy owner may pay based on the "7-Pay method", which determines the limits on Premium payments in each of the first seven policy years. The actual amount is based on numerous factors which include the Issue Age of the Insured, Substandard Ratings (if any), and an adjustment for any Premium exchanged into the policy under Section 1035 of the Code.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of trading on the NYSE.

Appendix C: Factors Used in Calculating the Enhancement Benefit
The tables below show the current factors used to calculate the Enhancement Benefit for the first and last month of each policy year. The actual calculation will depend on the month the policy is surrendered because all factors decrease monthly during a policy year except for the first policy year. Policy owners may, free of charge, request a calculation of their current Enhancement Benefit by contacting our Service Center.
Enhancement Benefit Factors for Modified Endowment Contracts
	Base Policy Enhancement Percentage		Rider Enhancement Percentage		Enhancement Cap Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	4.70%	4.70%	3.70%	3.70%	155%
2	4.65%	4.15%	3.66%	3.25%	155%
3	4.10%	3.60%	3.21%	2.80%	150%
4	3.55%	3.05%	2.76%	2.35%	145%
5	3.00%	2.45%	2.31%	1.85%	140%
6	2.40%	1.85%	1.81%	1.35%	135%
7	1.80%	1.25%	1.31%	0.85%	105%
8	1.20%	0.65%	0.81%	0.40%	85%
9	0.60%	0.00%	0.37%	0.00%	65%
10	0.00%	0.00%	0.00%	0.00%	35%
11+	0.00%	0.00%	0.00%	0.00%	0%
Enhancement Benefit Factors for Non-Modified Endowment Contracts
Applicable Only to Policies With Applications Signed Before January 2, 2010
	Base Policy Enhancement Percentage		Rider Enhancement Percentage		Enhancement Cap Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	15.85%	15.85%	5.20%	5.20%	155%
2	15.65%	13.41%	5.13%	4.40%	155%
3	13.22%	11.10%	4.33%	3.60%	150%
4	10.92%	8.88%	3.55%	3.00%	145%
5	8.70%	6.75%	2.96%	2.50%	140%
6	6.58%	4.66%	2.46%	2.00%	135%
7	4.52%	3.02%	1.96%	1.50%	105%
8	2.92%	1.86%	1.46%	1.00%	85%
9	1.78%	0.89%	0.96%	0.50%	65%
10	0.82%	0.00%	0.46%	0.00%	35%
11+	0.00%	0.00%	0.00%	0.00%	0%
Using the factors available in the tables above, here is an example of how an Enhancement Benefit would be calculated.
In this example, we will assume the following:
A surrender in the last month of policy year 2.
The policy is a non-modified endowment contract.
Cash Value =$200,000.
75% Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount).
25% Rider Specified Amount Allocation (as a percentage of the Total Specified Amount).
Cumulative Premium Load =$15,250.
Using these assumptions, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows:
Enhancement Percentage x Cash Value
Where: Enhancement Percentage =(Base Policy Specified Amount Allocation x Base Enhancement Percentage) + (Rider Specified Amount Allocation x Rider Enhancement Percentage) =(0.75 x 13.41%) + (0.25 x 4.40%) =11.1575%
=11.1575% x $200,000 =$22,315.00Enhancement Cap =Enhancement Cap Percentage x cumulative Premium Load
=155% x $15,250 =$23,637.50

Since $22,315.00 is below the $23,637.50 Enhancement Cap, the Enhancement Benefit here is $22,315.00.
Enhancement Benefit Factors for Non-Modified Endowment Contracts: Blending of Enhancement Benefit Schedules
Applicable Only to Policies With Applications Signed On or After January 2, 2010
	Base Policy Enhancement Percentage Schedule A		Base Policy Enhancement Percentage Schedule B		Rider Enhancement Percentage Schedule A		Rider Enhancement Percentage Schedule B		Enhancement Cap Percentage Schedule A	Enhancement Cap Percentage Schedule B
Policy Year	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12
1	16.15%	16.15%	13.35%	13.35%	6.00%	6.00%	4.60%	4.60%	155%	140%
2	15.95%	13.69%	13.19%	11.39%	5.93%	5.10%	4.53%	3.80%	155%	140%
3	13.44%	10.70%	11.27%	10.00%	5.02%	4.10%	3.73%	3.00%	150%	140%
4	10.46%	7.87%	9.86%	8.37%	4.03%	3.20%	2.97%	2.60%	145%	140%
5	7.71%	5.90%	8.21%	6.50%	3.12%	2.25%	2.58%	2.35%	140%	145%
6	5.75%	4.04%	6.35%	4.64%	2.20%	1.60%	2.31%	1.90%	135%	140%
7	3.94%	2.88%	4.54%	3.48%	1.56%	1.10%	1.87%	1.50%	105%	135%
8	2.78%	1.69%	3.40%	2.49%	1.06%	0.60%	1.47%	1.10%	85%	100%
9	1.61%	0.71%	2.39%	1.31%	0.57%	0.20%	1.06%	0.60%	65%	65%
10	0.65%	0.00%	1.20%	0.00%	0.18%	0.00%	0.55%	0.00%	35%	35%
11+	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0%	0%
Using the factors available in the table above, here is an example of how an Enhancement Benefit would be calculated.
In this example, we will assume the following:
A surrender in the last month of policy year 2.
The policy is a non-modified endowment contract.
Cash Value =$200,000.
75% Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount).
25% Rider Specified Amount Allocation (as a percentage of the Total Specified Amount).
Cumulative Premium Load =$15,250.
60% Enhancement Schedule A and 40% Enhancement Schedule B election.
Using these assumptions, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows:
Enhancement Benefit = [X (Base policy Specified Amount Allocation) + Y (Rider Specified Amount Allocation] x Cash Value
Where: X	=	[(Enhancement Schedule A election) (base policy Enhancement Percentage Schedule A)] +
[(Enhancement Schedule B election) (Base policy Enhancement Percentage Schedule B)]
	=	[(60%)(13.69%) + (40%)(11.39%)] =12.77%
Y	=	[(Enhancement Schedule A election) (Rider Enhancement Percentage Schedule A)] +
[(Enhancement Schedule B election) (Rider Enhancement Percentage Schedule B)]
	=	[(60%)(5.10%)] + [(40%)(3.80%)] =4.58%
	=	[(12.77%)(0.75) + (4.58%)(0.25)] x $200,000
	=	(10.73%) x $200,000
	=	$21,445.00
Enhancement Cap = [(Enhancement Schedule A election) (Enhancement Cap percentage Schedule A) +
(Enhancement Schedule B election) (Enhancement Cap Percentage Schedule B)] x cumulative Premium Load=[(60%) (155%) + (40%) (140%)] x $15,250 =149% x $15,250 =$22,722.50
Since $21,445.00 is below the $22,722.50 Enhancement Cap, the Enhancement Benefit here is $21,445.00.

Appendix D: Examples of Charge Blending
For Policies with Applications Signed On or After January 2, 2010
The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming: the policy is in year 3; the Total Specified Amount is $1,000,000.00; and the Total Specified Amount is allocated 80% to Base Policy Specified Amount and 20% to Rider Specified Amount. In each table, the first column after the "Policy Year" column shows charges associated with the Base Policy, the second column shows charges associated with the Additional (insurance) Protection Rider and the third column shows how those charges will be "blended" with an election of the Additional (insurance) Protection Rider. The "blending" calculates charges based on a weighted average of the Base Policy Specified Amount and Rider Specified Amount. To determine weighed average, the charge amount attributed to base and rider charges are independently multiplied by their respective allocations and the result of each is added together to achieve the total charge assessed.
For the examples below, assume:
Policy year 3
Total Specified Amount is $1,000,000.00
Total Specified Amount is allocated 80% to Base Policy Specified Amount and
20% to Rider Specified Amount; therefore,
Base Policy Specified Amount Allocation is 80%
Rider Specified Amount Allocation is 20%
All of the tables and calculations examples use the current charges as disclosed in the "In Summary: Fee Tables" section of the prospectus. If maximum charges were used in these examples, the charges would be higher.
Premium Load: Deducted from Each Premium Paid
Policy Year	Target Premium Charge	Excess Premium Charge	80%/20% Charge Blend
1	10.00%	4.00%	8.80%
2	8.00%	3.00%	7.00%
3	6.00%	2.00%	5.20%
4	4.00%	2.00%	3.60%
5	2.00%	2.00%	2.00%
Using the charges in the table above and the assumptions in the example listed above, here is how the total Premium Load charge is calculated.
Total Premium Load Charges
= [(Base Policy Specified Amount Allocation) x (Target Premium Charge)] +
[(Rider Specified Amount Allocation) x (Excess Premium Charge)]
= [(0.80) x (0.06)] + [(0.20) x (0.02)]
= [(0.048)] + [(0.004)]
= 0.052 or 5.20% of Premium received during the policy year.
Annualized Mortality and Expense Risk Charge: Deducted Monthly from Sub-Accounts Value
Policy Year	Base Mortality and Expense Risk Charge	Rider Mortality and Expense Risk Charge	80%/20% Charge Blend
1	0.25%	0.25%	0.25%
2	0.25%	0.25%	0.25%
3	0.25%	0.25%	0.25%
4	0.25%	0.25%	0.25%
5	0.20%	0.20%	0.20%
Using the charges in the table above and the assumptions in the example listed above, here is how the annualized Mortality and Expense Risk charge is calculated.
Annualized Mortality and Expense Risk Charge

= [(Base Policy Specified Amount Allocation) x (Base Mortality and Expense Risk Charge)] + [(Rider Specified Amount Allocation) x (Rider Mortality and Expense Risk Charge)] = [(0.80) x (0.0025)] + [(0.20) x (0.0025)]
= [(0.002)] + [(0.0005)]
= 0.0025 or 0.25% of the daily net assets allocated to the Sub-Accounts.
Per $1,000 of Total Specified Amount Charge: Deducted Monthly from Cash Value
Policy Year	Base Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	$80.00	$20.00	$68.00
2	$80.00	$20.00	$68.00
3	$80.00	$20.00	$68.00
4	$80.00	$20.00	$68.00
5	$80.00	$20.00	$68.00
Using the charges in the table above and the assumptions in the example listed above, here is how the Per $1,000 of Total Specified Amount charge is calculated.
Per $1,000 of Total Specified Amount Charge Per Month
= [(Base Policy Specified Amount Allocation) x (Per $1,000 of Base Policy Specified Amount Charge)] + [(Rider Specified Amount Allocation) x (Per $1,000 of Rider Specified Amount Charge)]
= [(0.80) x ($80.00)] + [(0.20) x ($20.00)]
= [($64.00)] + [($4.00)]
= $68.00, deducted monthly from Cash Value.
Cost of Insurance Per $1,000 of Net Amount At Risk based on Issue
Age of 45: Deducted Monthly from Cash Value*
Policy Year	Base Policy Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.08689	0.04033	0.07758
2	0.10017	0.04698	0.08953
3	0.11223	0.05474	0.10073
4	0.12556	0.06377	0.11320
5	0.18135	0.07430	0.15994
*	Cost of Insurance charge rates change each policy year based on the increasing age of the Insured.
Using the charges in the table above and the assumptions in the example listed above, here is how the Cost of Insurance per $1,000 charge is calculated.
Cost of Insurance Per $1,000 Charge
= [(Base Policy Specified Amount Allocation) x (Base Cost of Insurance Per $1,000)] + [(Rider Specified Amount Allocation) x (Rider Cost of Insurance Per $1,000)]
= [(0.80) x (0.11223)] + [(0.20) x (0.05474)]
= [(0.089784)] + [(0.010948)]
= 0.10073 per $1,000 of Net Amount at Risk.
For Policies with Applications Signed Before January 2, 2010
Premium Load: Deducted from Each Premium Paid
Policy Year	Target Premium Charge	Excess Premium Charge	80%/20% Charge Blend
1	10.00%	4.00%	8.80%
2	8.00%	3.00%	7.00%
3	6.00%	2.00%	5.20%
4	4.00%	2.00%	3.60%
5	2.00%	2.00%	2.00%

Annualized Mortality and Expense Risk Charge: Deducted Monthly from Sub-Accounts Value
Policy Year	Base Policy Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	0.25%	0.25%	0.25%
2	0.25%	0.25%	0.25%
3	0.25%	0.25%	0.25%
4	0.25%	0.25%	0.25%
5	0.20%	0.20%	0.20%
Per $1,000 of Total Specified Amount Charge: Deducted Monthly from Cash Value
Policy Year	Base Policy Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	$1,320.00	$240.00	$1,104.00
2	$1,320.00	$240.00	$1,104.00
3	$1,320.00	$240.00	$1,104.00
4	$1,320.00	$240.00	$1,104.00
5	$1,320.00	$240.00	$1,104.00
Cost of Insurance Per $1,000 of Net Amount At Risk based on Issue
Age of 45: Deducted Monthly from Cash Value*
Policy Year	Base Policy Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.07414	0.04033	0.06738
2	0.08527	0.04698	0.07761
3	0.09807	0.05474	0.08940
4	0.11279	0.06377	0.10298
5	0.12972	0.07430	0.11863

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-877-351-8808 (TDD: 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company Nationwide Business Solutions Group One Nationwide Plaza, 1-11-401 Columbus, OH 43215-2220
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-08301
Securities Act of 1933 Registration File No. 333-43671